CUSIP No. 876033408	Exhibit 2.4

Form of Series F-1 Warrant to Purchase Common Stock (Incorporated herein by reference to Exhibit 4.10 to the Issuer’s Form 8-K filed with the U.S. Securities and Exchange Commission on August 11, 2016)